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                                                                    Exhibit 23.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statements (Forms S-8 Nos. 33-43290, 33-65380 and 33-65382) of Health Management Associates, Inc. of our report dated October 23, 1998, with respect to the consolidated financial statements and schedule of Health Management Associates, Inc. included in the Annual Report (Form 10-K) for the year ended September 30, 1998.

                                                             ERNST & YOUNG LLP


Atlanta, Georgia
December 18, 1998

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